DRIVER-HARRIS COMPANY



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 28, 2000

TO THE STOCKHOLDERS:


The Annual Meeting of the Stockholders of Driver-Harris Company will be held at the New Jersey Historical Society, 52 Park Place, Newark, NJ on Wednesday, June 28, 2000 at 10:30 A.M., for the following purposes:

1.  to elect four directors;

2. to transact any and all other business that may properly come before the meeting.

	The transfer books will not be closed for the Annual Meeting. Only stockholders of record at the close of business on May 25, 2000 will be entitled to vote at the meeting.

	All stockholders are cordially invited to attend the Annual Meeting in person. It is important that your stock be represented at this meeting.
You are urged to mark, sign and date the enclosed proxy and return it as promptly as possible in the postage pre-paid envelope enclosed for that purpose whether or not you are able to attend.



By Order of the Board of Directors:


Lavinia Z. Emery
Secretary


Harrison, New Jersey
May 30, 2000

DRIVER-HARRIS COMPANY
(Incorporated in New Jersey)

P R O X Y      S T A T E M E N T

Annual Meeting of Stockholders to be held June 28, 2000


SOLICITATION AND REVOCABILITY OF PROXY


	The accompanying proxy is solicited by order of the Board of Directors of Driver-Harris Company, 600 Essex Street, Harrison, New Jersey, for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on June 28, 2000 and any adjournment thereof. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of this Company on or about May 30, 2000.

	Execution of the Proxy will not in any way affect the stockholder's right to attend the meeting and vote in person. In addition, a proxy may be revoked by a stockholder at any time prior to being voted by giving written notice of such revocation to the Secretary of the Annual Meeting, or by filing with the Secretary another proxy bearing a later date.

	The Company will bear the cost of solicitation of proxies and will reimburse persons holding stock in their names or those of their nominees for their expenses in sending soliciting material to their principals.  In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by regularly engaged employees of the Company by telephone, facsimile, cable and personal interview.  It is not expected that any solicitation will be made by specially engaged employees of the Company or other paid solicitors.

	VOTING SECURITIES

	Only stockholders of record at the close of business on May 25, 2000 will be entitled to vote at the Annual Meeting. The Company has only one class of voting securities currently outstanding, its common stock, $.83 1/3 par value (the "Common Stock") per share, of which 1,372,333 shares were outstanding on May 25, 2000, the record date. Each stockholder is entitled to one vote for each share of Common Stock held by him. The presence, in person or by proxy, of the holders of a majority of the outstanding shares is required for a quorum.

	Under New Jersey Law, abstentions and broker non-votes (as hereinafter defined) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business but otherwise do not count. The approval of a specified percentage of shares voted at the meeting, as set forth above, is required to approve a proposal and thus, abstentions and broker non-votes have no effect on the outcome of the vote.
A "broker non-vote" refers to shares represented at the Meeting in person or by Proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

(a) Ownership of shares of the Company's Common Stock by certain beneficial owners as of March 22, 2000:

Name and Address				          Amount and Nature of      		Percent of
Of Beneficial Owner			       	Beneficial Ownership	         Class

Estate of Frank L. Driver Jr.				64,172*		            	      4.7
c/o David A. Driver, Executor
10 High Street
Bristol, RI   02809

Estate of Frank L. Driver III				66,662**	            		     4.9
33 Birdseye Glen
Verona, NJ

Frank L. Driver IV				         111,540***                    7.8
100 Warren Street
Jersey City, NJ

_____________________________
*	All shares held of record and beneficially.  As an executor of the Estate of Frank L. Driver Jr., David A. Driver, Chairman of Driver-Harris Company,
holds voting rights to such shares.
**	All shares held of record.  Does not include 24,154 shares held by
Corinne F. Driver, his surviving spouse and the mother of Frank L. Driver IV, who disclaims any beneficial interest in these shares.  As an executor of the Estate of Frank L. Driver III, Frank L. Driver
IV, Director and President, holds voting rights to such shares.
***	Includes 38,750 shares under options pursuant to the Driver-Harris
Employee Incentive Stock Option Plan, granted in 1990, 1991 and 1992, which are fully exercisable, 3,000 shares granted in 1999 and 8,014 shares held in the Driver-Harris Staff 401-K Benefit account.

(b)  Security ownership of management as of March 22, 2000:

				                    Amount and Nature of		              Percent of
                          Title of Class			              Beneficial
                                              	    		      Class
				                                                     Ownership
Driver-Harris Company
Common Stock			              342,494*	                   				24.1%

*	Includes 50,250 shares under options pursuant to the 1983 and 1999 Driver-
Harris Employee Incentive Stock Option Plan and 8,014 shares held in the Driver-Harris Staff 401-K Benefit account.

(c)	Management is not aware of any arrangement which may result in a change in control of the Company.

ELECTION OF DIRECTORS

	Four directors are to be elected at the Annual Meeting to hold office until the next annual meeting of the stockholders and until their respective successors shall be elected and qualified.

	All duly executed proxies will be voted for the election of the four nominees named below unless, as is not anticipated, any one of the nominees is unable or declines to serve, in which case such proxies will be voted for the balance of the nominees and for substitute nominees, unless the Board deems it advisable to amend the By-Laws so as to decrease the number of directors to be elected. Directors shall be elected by a plurality of the votes cast.

All nominees are presently directors of the Company.

The following table summarizes the principal occupations and business experience during the past five years, as well as certain other information as of March 22, 2000, for each nominee:

                      Principal Occupation        Company Common        % of
			                  	During Last Five 	     	     Stock         Outstanding
				               Years and other      Director  Beneficially       Common
Name		         Age	 Directorships			    Since     Owned (1)          Stock

Ralph T.
 Bartlett    75     Certified Public
                     Accountant.         1985       8,600  	            *
			              Until 1984, a partner of Deloitte
			              Haskins & Sells (now Deloitte
			              & Touche), NY.

H.  L.
 Biggerstaff 73  Retired.  Until 1988,
                 President        	      1980	      9,650              *
			             Arwood Die Casting Division
			             of Arwood Corp.

David A.
 Driver      61 Chairman of the Board
                of Directors             1977	      45,720             3.3
			               of the Company.
                President, Atlantic Alloys Inc.

Frank L.
 Driver IV   39 President and Chief
                Executive Officer        1993	      111,540**          7.8
______________  of the Company.

*	Denotes less than 1% of the outstanding Common Stock.
**	Includes 38,750 shares under options pursuant to the Driver-Harris Employee
Incentive Stock Option Plan, granted in 1990, 1991 and 1992, which are fully exercisable, 3,000 shares granted in 1999 and 8,014 shares held in the
Driver-Harris Staff 401-K Benefit account.

(1) On March 22, 2000 all directors of the Company as a group (4) owned beneficially 306,344 shares or 21.5% of the outstanding Common Stock. This amount includes 38,750 shares under currently exercisable stock options and 3,000 shares granted in 1999 to Frank L. Driver IV; 1,500 shares each to Ralph T. Bartlett, H. L. Biggerstaff and David A. Driver pursuant to the Driver-Harris Employee Incentive Stock Option Plan. Also, Frank L. Driver IV is an executor of the Estate of Frank L. Driver III, his father, which owns 66,662 shares or 4.9% of the outstanding common stock. In addition, David A. Driver is an executor of the Estate of Frank L. Driver Jr., his father, which owns 64,172 shares or 4.7% of the outstanding
Common Stock.

	The Company has an Audit Committee and a Compensation Committee, it does not have a Nominating Committee.  The Audit Committee, which held two meetings during 1999, is responsible for the Company's audit and financial controls.
Messrs. Ralph T. Bartlett, H. L. Biggerstaff and David A. Driver are members of the Audit Committee.

	The Compensation Committee met in March of 1999.  Messrs. Ralph T. Bartlett,
H. L. Biggerstaff and David A. Driver are members of the Committee.

	The Board of Directors held five meetings during 1999.  The Board of Directors recommends that Stockholders vote FOR the nominees for the Board of Directors.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

                               							         Long-Term
					                               Annual   Compensation
					                            Compensation   Awards
							                                      Securities Underlying  All Other
Name and Principal Position  Year  Salary    Options/SARs     Compensation (a)

					                               ($)          (#)               ($)
Frank L. Driver IV,
                 President  1999  90,000         0               0 (b)
                 and Chief
                 Executive
                 Officer    1998  90,000         0           6,231 (c)
    			                     1997  90,000         0           9,000


(a)  Amount represents the Company's portion of contributions to a 401(k) plan.
(b)  The total amount accrued for 1999 was $9,000.
(c)  A portion of his compensation has been accrued.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                  Individual Grants
                          Percent of             Potential Realizable Value At
              Number of     Total                Assumed Annual Rates Of
             Securities    Options/              Stock Price Appreciation For
             Underlying     SARs                         Option Term
             Options/   Granted to
             SARs       Employees  Exercise of  -----------------------------
            Granted    In Fiscal   Base Price   Expiration
Name         (#)        Year       ($/sh)        Date    5% ($)      10% ($)

Frank
L. Driver IV 3,000      19%         $3.937     9/13/09  $7,478       $18,825

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTIONS/SAR VALUES

							                                 Number of
						                                Securities Underlying	   Unexercised
							                                   Unexercised	     	  In-the-Money
							                                Options/SARs at		     Options/SARs at
							                                   FY-End(#)		            FY-End($)
						                            	----------------------   ---------------
				               Shares Acquired		 Exercisable (E)		      Exercisable (E)
Name				            On Exercise(#)		 Unexercisable (U)     	Unexerciseable (U)
Exercisable options:
 Frank L. Driver IV	    6,250		        38,750 (E)               -----
							                                 3,000 (U)

PENSION PLANS

	On November 21, 1986, the Company entered into a pension agreement with Frank L. Driver III, under which Mr. Driver or his spouse would receive an annual payment of $50,000 for a period of fifteen years after Mr. Driver's retirement or death. On November 20, 1995, the Board of Directors approved changing the period to twenty years and the addition of a contingent payment to this agreement whereby in years where the profit of the Company exceeds $500,000 before income taxes and before this payment, the $50,000 amount will be supplemented by an amount based on a formula encompassing total retirement payments, adjusted annually for the Consumer Price Index.
This pension is now payable to Corinne F. Driver, spouse of Frank L. Driver III, deceased. In 1997, $21,072 was paid as an additional retirement payment to Corinne F. Driver. No additional payments were made for 1999.

COMPENSATION OF DIRECTORS

	During 1999, each Director, with the exception of Frank L. Driver IV, was paid $600 per Board of Directors Meeting and $600 per Audit or Compensation
Committee Meeting.   In addition, in 1999, Ralph Bartlett and H. L.
Biggerstaff received 3,500 shares and David Driver received 4,000 shares of Common Stock, valued at $2.125 per share for a total of $23,375.

ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION
COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
COMPENSATION DECISIONS

	The Company has a Compensation Committee of its Board of Directors. Mr. David A. Driver, a member of the Committee is an uncle of Frank L. Driver IV, President and Chief Executive Officer.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

	The Board's Compensation Committee reviews the compensation of the executive officers of the Company annually.

	The Company's salary policy is to pay a "competitive salary" plus an incentive bonus based on profit performance in relation to prior years and in relation to annual budget profit targets. The Compensation Committee may also take into consideration other factors including dedication to the job, external factors beyond the control of management, etc. An incentive bonus of 750 shares each of Common Stock was paid in 1999 to Thomas J. Carey, and Lavinia Z. Emery.

							Compensation Committee

				David A. Driver	Ralph T. Bartlett	H. L. Biggerstaff

CUMULATIVE TOTAL SHAREHOLDER RETURN FIVE-YEAR COMPARISON

	The following table compares the yearly percentage change in the cumulative total shareholder return, on Driver-Harris (DRH) common stock, with that of the cumulative total return of Standard & Poor's Smallcap 600 Index and a
Standard & Poor's Industry Index of companies, for a five-year measurement period beginning December 31, 1994 and ending on
December 31, 1999.

                        Dec.'94  Dec.'95  Dec.'96  Dec. '97  Dec.'98  Dec.'99
Driver-Harris Co.        100.00  114.63    171.94   200.00   70.73     63.41
S & P Smallcap 600 Index 100.00  129.96    157.67   198.01  195.42    219.66
Metal Fabricators-Small  100.00  138.76    146.96   185.94  130.55    158.65


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

	David A. Driver, Chairman of the Company is the uncle of Frank L. Driver IV,
President.

	In 1994, the Company restructured its operations and among other things, became the owner of a fifty percent interest of HAI Holding Company Inc. and indirectly of Harrison Alloys Inc. (Harrison). In conjunction with this transaction, Messrs. F. L. Driver III and IV entered into consulting agreements with Harrison for a five-year period under which each would receive compensation of $25,000 per year. However, since September
1996, Frank L. Driver IV received no compensation from Harrison.

In October 1999, Harrison declared bankruptcy and in January 2000 was ordered to liquidate its assets under the Federal Bankruptcy Code by March 31, 2000.



COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

	Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange.
Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

	Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

INDEPENDENT AUDITORS

	The principal independent auditors of the Company for the year ended December 31, 1999 were Ernst & Young LLP, who have been appointed by the Board to act in that capacity again in 2000. Services rendered by Ernst & Young LLP included an audit of the Company's consolidated financial statements and the report thereon, meetings with the Audit Committee and consultation in connection with various accounting and audit related matters.

	A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

	Proposals of stockholders intended to be presented at the 2000 Annual Meeting must be received by the Company on or before January 15, 2001 to be considered for inclusion in the Company's proxy statement and form of proxy relative to the meeting. Such proposals should be sent to Lavinia Z. Emery, Secretary, Driver-Harris Company, 600 Essex Street,
Harrison, New Jersey.

OTHER MATTERS

	Management is not aware of any matters, other than those referred to above, that may come before the Annual Meeting.  If any other matters are properly presented at the Annual Meeting for action, it is intended that the persons named in the proxies will have discretionary authority to vote on such matters.

	Enclosed herewith is the 1999 Annual Report of the Company, including financial statements for the year ended December 31, 1999. The Annual Report does not form part of the material for solicitation of proxies.

	The Company's 1999 Annual Report on Form 10-K, including financial statements and schedules thereto, but excluding exhibits, as filed with the Securities and Exchange Commission, may be obtained without charge by any stockholder upon written request to Lavinia Z. Emery, Secretary, Driver-Harris Company.

			By Order of the Board of Directors


Harrison, New Jersey                                  Lavinia Z. Emery
May 30, 2000                                            Secretary

DRIVER-HARRIS COMPANY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
For Annual Meeting to be held on June 28, 2000 at 10:30 a.m.

The undersigned hereby appoints, Frank L. Driver and David A. Driver and each or either of them, attorneys with powers the undersigned would possess if personally present to vote all stock of the undersigned in Driver-Harris
 Company at the Annual Meeting of its stockholders, to be held June 28, 2000 and at any adjournment thereof:

(1)  For the election of four directors, namely:
Messrs. Ralph. T. Bartlett, H. L. Biggerstaff, David A. Driver and Frank L.
Driver

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
                   NOMINEES, PLACE A LINE THROUGH THE NOMINEE'S NAME.

(2)  And upon such other matters which may properly come before the meeting.


Dated:    _____________________, 2000		_________________________________

							_________________________________
							Please sign exactly as name appears on
							record.  If joint account, each joint owner
							must sign.

          Kindly check this box if planning to attend the Annual Meeting.